Exhibit 99.2

Q1 2023 Conference Call April 26, 2023 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2023 (the “Annual Report ”) . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Atomera Incorporated 4

Customer Pipeline 5 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2022) ^ End of year engagement count Atomera Incorporated Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase

MST - SPX targeting power devices ► Targets higher voltage (5 - 40V) product area ► Strong customer demand for solutions ► MST brings significant improvement ▪ Early results showing gains in many areas ▪ Allows manufacturers to shrink designs, cut product costs ► Early stages of customer rollout 6 Rsp vs. BV Plot Rsp vs. BVdss - 20%? - 38% Si control MST Atomera Incorporated 38% Better Si control MST L DEVICE = 1.84um

Financial Review Atomera Incorporated 7 Income Statement ($ in thousands, except per-share data) March 31, 2023 December 31, 2022 March 31, 2022 REVENUE -$ 5$ 375$ Gross Profit - 5 294 OPERATING EXPENSES Research & Development 3,036 2,523 2,339 General and Administration 1,742 1,559 1,648 Selling and Marketing 389 329 325 TOTAL OPERATING EXPENSES 5,167 4,411 4,312 OPERATING LOSS (5,167) (4,406) (4,018) Other Income (Expense) 148 134 (68) Provision for income tax - - - NET LOSS (5,019)$ (4,272)$ (4,086)$ Net Loss Per Share (0.21)$ (0.18)$ (0.18)$ Weighted average shares outstanding 23,660 23,538 22,853 ADJUSTED EBITDA (NON-GAAP) (4,218)$ (3,494)$ (3,272)$ ADJUSTED EBITDA PER SHARE (0.18)$ (0.15)$ (0.14)$ Balance Sheet Information Cash, equivalents & ST investments 17,052$ 21,184$ 24,451$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 8

Thank You Atomera Incorporated 9